Business acquisitions (Acquisition of entities under common control) (Tables)	3 Months Ended
Mar. 31, 2014
Business Combinations [Abstract]
Summary of Acquisition Transaction
Business acquisitions
On March 21, 2014, the Company’s 51% owned subsidiary, Seadrill Capricorn Holdings LLC, completed the purchase of 100% of the ownership interests in the entities that own and operate the West Auriga (the “Auriga business”) from Seadrill. The acquisition is in line with the Company’s strategy to increase quarterly cash distributions through accretive acquisitions of modern offshore drilling units with long-term contracts attached.
The purchase price was $1,240 million, less debt of $443 million that was outstanding under the existing facility related to West Auriga. The total consideration of $797 million comprised of cash of $697 million, and a zero coupon limited recourse discount note issued by Seadrill Capricorn Holdings LLC to Seadrill in an initial amount of $100 million that matures in September 2015. Upon maturity of such note, Seadrill Capricorn Holdings LLC will repay $103.7 million to Seadrill. The purchase price was subsequently adjusted by a working capital adjustment of $330 million which remains a related party receivable as of March 31, 2014. The working capital adjustment predominately arises as a result of related party payable balances which remained in the acquired entities. These payable balances related to funding provided by Seadrill to the acquired entities for the construction, equipping and mobilization of the West Auriga.
In conjunction with this acquisition, the Company issued 11,960,000 common units to the public and 1,633,987 common units to Seadrill , at a price of $30.60 per unit, raising total net proceeds after fees of $401.3 million. Issuance costs of $14.7 million were charged against Members’ Capital.
The Company funded its 51% share of the cash purchase price with proceeds from the equity issuance described above. The remaining 49% was funded through the issuance of new units by Seadrill Capricorn Holdings LLC to Seadrill for $341.5 million.
Following the deconsolidation of the Company from Seadrill on January 2, 2014, this transaction is deemed to constitute a business combination rather than a transaction between entities under common control. The following table summarizes the consideration paid and the amounts of the assets acquired and liabilities assumed recognized at the acquisition date.

(In US$ millions)
Consideration
Cash	$696.9
Discount note issued	100.0
Working capital adjustment	(330.4)
Fair value of total consideration transferred	$466.5

Recognized amounts of identifiable assets acquired and liabilities assumed at estimated fair value
Cash	$24.4
Current assets	44.4
Intangible asset - favorable drilling contract	76.2
Drilling unit	1,065.7
Non current assets	76.6
Long term interest bearing debt	(443.1)
Current liabilities	(380.6)
Total identifiable net assets	$463.6

Goodwill	2.9
Total	$466.5

Summary of Proforma Revenue and Proforma Earnings of Combined Entity
The pro forma revenue and pro forma net income of the combined entity for the three months ended March, 31, 2014 and March 31, 2013, had the acquisition date been January 1, 2013 are as follows.

	Three months ended March 31,
(In US$ millions)	2014		2013
	Seadrill Partners LLC consolidated	Supplemental pro forma combined entity	Seadrill Partners LLC consolidated	Supplemental pro forma combined entity
Revenues	$275.3	$323.4	$254.3	$254.3
Net Income	43.8	60.2	86.4	82.9